UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 14, 2017
(Date of earliest event reported)

VIRGINIA NATIONAL BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-55117	46-2331578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

404 People Place
Charlottesville, Virginia 22911
(Address of principal executive offices) (Zip Code)

(434) 817-8621
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2017, the Board of Directors of the Virginia National Bankshares Corporation (“Company”) elected Linda M. Houston as a director of the Company. Ms. Houston’s term will begin January 1, 2018, and she is expected to be appointed to the Compensation Committee. She will also serve on the boards of the Company’s subsidiaries, Virginia National Bank and VNBTrust, N.A.

Ms. Houston, retired, was employed with Merrill Lynch/Bank of America Corporation from 1987 to May 2017. Since 2011, Ms. Houston had served as Managing Director/Division Executive. Her prior roles with Merrill Lynch included Head of Global Wealth and Investment Management Diversity and Inclusion Council, Regional Managing Director, National Marketing and Sales Manager, and Managing Director/Market Executive. Ms. Houston holds a Bachelor of Arts from Southern Illinois University.

There are no arrangements or understandings between Ms. Houston and any other person pursuant to which Ms. Houston was selected as a director. There are no family relationships between Ms. Houston and any director or executive officer of the Company or its subsidiaries. There has been no transaction, nor is there any proposed transaction, between Ms. Houston and the Company or its subsidiaries that would constitute a related person transaction requiring disclosure under Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement to which Ms. Houston is a party or in which she participates that has been entered into in connection with her appointment as director.

A copy of the press statement announcing the election of Ms. Houston is furnished as Exhibit 99.1.

Item 8.01 Other Events.

On December 14, 2017, the registrant’s Board of Directors (a) approved increasing the quarterly cash dividend from $0.16 per share to $0.19 per share and (b) declared a quarterly cash dividend of $0.19 per share to be paid on January 12, 2018 to shareholders of record as of December 29, 2017.

A copy of the Company’s press statement announcing the quarterly dividend is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

The following exhibit(s) are furnished herewith:

Exhibit No.	Description
99.1	Press statement issued by Virginia National Bankshares Corporation on December 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: December 19, 2017	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer